Markman
                                   MULTIFUNDS

                                             Annual
                                             Report

                                             December 31, 1998

                                             Aggressive Allocation Portfolio
                                             Moderate Allocation Portfolio
                                             Conservative Allocation Portfolio

--------------------------------------------------------------------------------
                                  A look back:
                         Markets, Attitude, Performance
--------------------------------------------------------------------------------

After experiencing a year like 1998, which packed so much into a brief twelve-month period, one struggles to distill some moral or investment lesson from the chaos. In dizzying succession, we as investors were asked to react to tragedy, farce, soap opera, euphoria, despair, greed, and fear.

What was so fascinating -- and instructive -- to me was the assumption that we were supposed to react to these events. From the original Lewinsky revelations last January, down through the Russian collapse, the hedge fund debacle, the ongoing Asia deflation scare, and the impeachment mini-series (accompanied, of course, by the wrenching sound of a 20% market decline in 90 days!), there were certainly plenty of reasons to make precipitous and panicked short-term moves. There was no shortage of pundits solemnly predicting that any or all of these events could, would, should, possibly, and at some point, derail the U.S. economy and plunge a red-hot market into nuclear winter.

--------------------------------------------------------------------------------

New and Better Comparative Indices
----------------------------------

This past year the Funds of Funds Association developed a new system of categorizing multifunds. Three main categories were established: Conservative, Moderate, and Growth. The purpose was twofold: first, to group funds of similar risk objective together so that investors and the media would not err in comparing apples to oranges, and second, to help investors make realistic performance comparisons within legitimate peer groupings.

Markman Capital Management, the adviser to the Markman MultiFunds, is a founding member of the Funds of Funds Association. The categories were established based on the degree of daily price changes (volatility) compared to the S&P 500 in 1997. The funds in the Conservative group have maintained volatility less than 40% of that of the S&P 500 Index, although some may be higher from time to time. The funds in the Moderate group have maintained volatility between 40% and 60% of that of the S&P 500 Index, although some may be higher and some may be lower from time to time. The funds in the Growth group have maintained volatility between 60% and 100% of that of the S&P 500 Index, although some may be higher and some may be lower from time to time. All funds of funds (as so categorized by Morningstar, Inc.) with inception dates of February 1, 1995, or earlier are included in these indices. These indices are not audited as part of the financial statement audit.

Independent data from Lipper Analytical Services is used to calculate the average returns within the three categories. We will be including these numbers in our performance comparisons. We believe this will give a valuable perspective on how we perform relative to our peers.

--------------------------------------------------------------------------------

It seemed to us that, while some of these disaster scenarios were thoughtfully constructed, they were still just "possibilities." Contrasted with these possibilities were hard and indisputable facts: inflation was dead;

--------------------------------------------------------------------------------
The winds of change constantly blow through the financial markets, and relationships and dynamics that had previously existed can never be taken for granted.
--------------------------------------------------------------------------------

interest rates were declining significantly with several beneficial effects; lower interest rates supported a higher P/E on growth stocks; lower rates also acted as a de facto tax cut for the consumer, with massive mortgage refinancing pumping billions of new spendable dollars into the economy. While some companies, particularly in the obvious commodity area, were hurt by the Asian crisis, we never saw the massive and broad collapse in earnings. In fact, bellwether large caps like Dell, Microsoft, GE, and Ford posted record numbers. Add to all this the huge increase in measured bearish sentiment (always a good contrarian indicator) and the stage was set for something unexpected. As we wrote to you on September 30, "...we believe that not only have we seen the lows for the year, we are likely to finish 1998 a good deal higher than we are now. The market may be pricing in a worst case scenario. Anything less and a big rally could ensue." Facts over fear.

We took advantage of what we called the "media and professional panic" of last summer and fall to aggressively redeploy much of our Portfolios. We recognized that this was going to continue to be a difficult environment for small cap funds, value funds, and international funds. At the same time, large U.S. stock funds -- particularly the techs -- looked to us like fantastic opportunities. So we jettisoned the laggards and questionables and loaded up the shopping cart with pure U.S. large cap plays. And it couldn't have turned out better.

We are replacing the S&P 500 index as our broad-based index for the Aggressive Allocation Portfolio and Moderate Allocation Portfolio, and the Lehman Intermediate Government Bond Index for the Conservative Allocation Portfolio, with the Wilshire 5000 Stock Index for all Portfolios. The Wilshire 5000 Stock Index is the broadest of all stock indices, covering Nasdaq Stock Market stocks and all stocks traded on the New York Stock Exchange and American Stock Exchange. It is a market-value weighted index. Although it does not include bonds, and therefore does not completely represent our holdings, it remains the closest broad-based index available within the guidelines established by the Securities and Exchange Commission. The Wilshire 5000 Stock Index gained 23.4% in 1998.

For the year, the S&P 500 returned 28.6% and the Lehman Intermediate Government Bond Index gained 8.6%. The fourth quarter was our best three-month period since inception. The Conservative Allocation gained 12.25%, the Moderate Allocation gained 20.14%, and the Aggressive Allocation gained 31.32%. This strong finish to the year enabled all three Portfolios to beat the average Fund of Funds for the year. The chart below shows how we did in 1998 against our managed portfolio peers.

--------------------------------------------------------------------------------
                                  1998 Returns

Markman Aggressive Allocation                          26.17%
Average Growth Fund of Funds                           17.32%
--------------------------------------------------------------------------------
Markman Moderate Allocation                            18.32%
Average Moderate Fund of Funds                         12.73%
--------------------------------------------------------------------------------
Markman Conservative Allocation                        10.83%
Average Conservative Fund of Funds                      9.83%
--------------------------------------------------------------------------------

Also helping returns in the later part of the year was our decision in the Conservative and Moderate Portfolios to use the rally in U.S. Treasuries as an opportunity to sell our zero coupon bond funds. Most of those dollars were reallocated into temporarily depressed high-yield bond funds. Again, the timing was fortuitous: after a difficult summer, high-yield bond funds far outperformed Treasuries in the fourth quarter.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1995             1998
                                                  ----             ----
Markman Conservative Allocation Portfolio       $10,000          $16,948
Wilshire 5000                                   $10,000          $24,436
Lehman Intermediate Government Bond Index       $10,000          $13,692
*Funds of Funds Conservative                    $10,000          $16,572

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1995             1998
                                                  ----             ----
Markman Moderate Allocation Portfolio           $10,000          $19,541
Wilshire 5000                                   $10,000          $24,436
S&P 500                                         $10,000          $28,235
*Funds of Funds Moderate                        $10,000          $19,015

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1998             1998
                                                  ----             ----
Markman Aggressive Allocation Portfolio         $10,000          $22,001
Wilshire 5000                                   $10,000          $24,436
S&P 500                                         $10,000          $28,235
*Funds of Funds Growth                          $10,000          $20,324

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------

*See inside front cover "New and Better Comparative Indices" for an explanation of these indices.

I  also  want  to  take  this   opportunity   to   discuss   another   important
performance-related point. One of our primary responsibilities is to make sure we've done all we can to create

--------------------------------------------------------------------------------
We took advantage of what we called the "media and professional panic" of last summer and fall to aggressively redeploy much of our Portfolios.
--------------------------------------------------------------------------------

Portfolios that reflect, in real life, the nature of the label we've given them:
Conservative, Moderate, Aggressive. While this might seem obvious and simple to do, the real life execution sometimes becomes quite complex. For example, this past year, theoretically "riskier" high P/E growth funds held up better in the market decline than many of their more "cautious" value fund brethren. Real estate funds, often touted as lower risk, defensive investments, ended the year with double digit losses!

The winds of change constantly blow through the financial markets, and relationships and dynamics that had previously existed can never be taken for granted. One of the most important jobs we do for our shareholders is to keep on top of these risk/reward dynamics, adjusting our holdings as soon as we identify a shift in fortunes. Last year clearly demonstrated just how vital that kind of research and attention can be. When you review the remarkably regular spread of our returns (and the daily results that built up to them), we hope you agree that we've succeeded in that task.

--------------------------------------------------------------------------------
Our view as the year begins

It is hard to imagine a serious and extended setback for the market while the macroeconomic picture remains so very positive. As the year begins, unemployment is at its lowest level in over 25 years.

Not only are jobs plentiful, but they're paying better than ever: real, inflation-adjusted wages are rising faster than they have for quite some time. Historically low interest rates have, over the past year, created a boom in housing along with all the other economic activity tied to the buying and remodeling of homes. Those not moving or remodeling have taken advantage of lower mortgage rates to refinance, freeing up sometimes hundreds of dollars per month in new spendable cash flow. (For the middle class, this is like a multibillion dollar tax cut.)

As I've said, the story the pundits missed last year was that the U.S. consumer -- the real engine of our economy -- was in a powerful position. Even more amazing is that this still isn't fully appreciated. In fact, the biggest risk we run this year is not recession (how can rational observers still say that?) but an economy too strong for the Federal Reserve to tolerate.

Interest rates are likely to stay steady with perhaps a small upward bias to reflect accelerating economic activity both here and abroad. The implications for the bond market are substantial. We will probably see a reverse of last year's bond dynamic. Treasuries will be in for some tough sledding while high-yield corporates (junk) will again have the wind at their backs. As you'll see, we've positioned the Portfolios accordingly.

Small cap stocks should do better this year. That doesn't mean, however, that they will outperform large stocks. We continue to firmly believe that both the domestic and global economic environments greatly favor large

--------------------------------------------------------------------------------
We continue to firmly believe that both the domestic and global economic environments greatly favor large caps and see no investment benefit to be gained from blind and unthinking small cap diversification.
--------------------------------------------------------------------------------

caps and see no investment benefit to be gained from blind and unthinking small cap diversification.

Similarly, while I can see periods of exciting rebounds in selected overseas markets, the risks continue to far outweigh the available gains. We are far better off playing the potential for Asian and European growth by investing in U.S. multinationals.

Technology, in its many shapes and variations, will continue to be a driving force in the economy and in our Portfolios. We intend to maintain our overweighting in tech stocks, particularly in the Aggressive Allocation.

Overall, I am extremely optimistic about 1999 and think that potentially significant gains are possible. The road to those potential rewards, however, will no doubt be strewn with potholes producing gut-wrenching declines.

Manias like those we are currently experiencing in Internet stocks have a way of exploding and sliming all investors when they do. Just where the spark will come from (and when), no one knows. After all, this time last year the pundits thought Russia was on the road to healthy capitalist development; six months later it suffered a fatal stroke that almost brought down the entire world economy!

It is thus  ever  more  important  that I  stress  that I  intend  to  keep  the
Aggressive Allocation fully invested in a mix of potentially volatile funds. Since I am confident in their long-term prospects, I am comfortable letting the short-term chips fall where they may. On the other hand, my intention in the Conservative Allocation is just the opposite. I will be taking all reasonable efforts to achieve relative stability in that Portfolio. The Moderate Allocation, as always, will split the difference.

The bottom line is that whatever your personal outlook and strategy are, we will work hard to create and manage a portfolio that can meet your expectations.

[PHOTO OMITTED]

/s/ Bob Markman

--------------------------------------------------------------------------------
Aggressive Allocation Portfolio
--------------------------------------------------------------------------------

OUR GOAL: To achieve high long-term growth. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating realively high volatility.

We made no tactical moves of any significance here during the last quarter of 1998. As is obvious from our return over the past three months (up 31.32%), we clearly had the Portfolio positioned right in the sweet spot of the market. By the fourth quarter, we had completed our focusing of the Aggressive Portfolio on large cap U.S. funds.

While many (if not most) fund observers continue to tout the relative "values" in small cap and international funds, we remain convinced that large caps will continue to lead the way for some time to come. (What I find fascinating is that it's gotten to the point where our approach -- buying the Intels, GEs, and Microsofts of the world -- is actually a contrarian position. Incredible.)

Technology -- particularly, again, large cap technology -- remains the dominant theme in the Portfolio.

I cannot stress too strongly that this is an aggressive stance. The overwhelming large cap U.S. stance, coupled with our tech overweighting, does create higher short-term volatility. For those, however, who have patience and fortitude, it also gives us the potential to maximize returns over time. One can also make the case that long term, investing in large, dominant companies entails less risk of disappointment than hopeful speculation in emerging markets, small caps, and the like.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    96%
                      International Stocks ....     0%
                      Bonds ...................     0%
                      Cash ....................     4%

--------------------------------------------------------------------------------

PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                             Markman Aggressive       Funds of Funds Association
                            Allocation Portfolio             Growth Index
                            --------------------             ------------
12 months ending 12/98              26.2%                        17.3%
3 years annualized                  18.8%                        16.0%
Annualized since inception*         22.3%                        19.7%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio -- December 31, 1998
--------------------------------------------------------------------------------------------------
Fund                                    Shares            Market Value     % of Total    Status**
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
Janus Twenty Fund                       333,640           $ 17,782,997     19.4%
--------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*              330,524             13,670,490     14.9%         -
--------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund*            312,953             13,554,002     14.8%         -
--------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund              359,995             11,962,639     13.1%
--------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund*            227,709              9,270,051     10.1%         -
--------------------------------------------------------------------------------------------------
PBHG Large Cap 20 Fund*                 354,099              7,680,401      8.4%         new
--------------------------------------------------------------------------------------------------
ProFunds Ultra OTC                      220,850              5,267,267      5.8%         new
--------------------------------------------------------------------------------------------------
Transamerica Premier Equity Fund*       205,490              5,092,036      5.6%         -
--------------------------------------------------------------------------------------------------
Marsico Focus Fund*                     241,680              3,656,615      4.0%
--------------------------------------------------------------------------------------------------
ProFunds UltraBull                      201,542              2,960,655      3.2%         new
--------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund       312,077                312,077      0.3%         -
--------------------------------------------------------------------------------------------------
Total Investments (Cost $66,152,202)                        91,209,230     99.6%
--------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                              405,427      0.4%
--------------------------------------------------------------------------------------------------
Net Assets                                                $ 91,614,657    100.0%
                                                          ============    ======

See accompanying notes to financial statements.
*  Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.

--------------------------------------------------------------------------------
Moderate Allocation Portfolio
--------------------------------------------------------------------------------

Our  Goal:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

The fourth quarter adjustments in the Moderate Allocation Portfolio reflected our continuing process of "blending" the strongest ideas from the Conservative and Aggressive Portfolios. Our equity positions remained much the same and appeared to be the right place to be, helping propel the Portfolio to a 20.14% gain for the quarter.

We sold the last of our zero coupon bond fund position and added to our high-yield bond fund holdings.

Allocating correctly within the stock/ bond matrix enabled us to achieve an 18.32% return for the year, well ahead of the 12.73% return of the average moderate fund of funds. Given the generally balanced approach of most moderate growth funds of funds, our margin of success last year is large and significant. We think it confirms the validity of our approach of mixing large cap U.S. stock funds with opportunistic allocations of strongly-trending bond sectors.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    74%
                      International Stocks ....     0%
                      Bonds ...................    19%
                      Cash ....................     7%
--------------------------------------------------------------------------------
PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Moderate        Funds of Funds Association
                            Allocation Portfolio            Moderate Index
                            --------------------            --------------
12 months ending 12/98              18.3%                        12.7%
3 years annualized                  16.2%                        15.8%
Annualized since inception*         18.6%                        17.8%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio -- December 31, 1998
--------------------------------------------------------------------------------------------------
Fund                                    Shares            Market Value     % of Total    Status**
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
Janus Twenty Fund                         362,963         $ 19,345,926     23.1%         +
--------------------------------------------------------------------------------------------------
Marsico Focus Fund*                     1,010,951           15,295,686     18.3%         +
--------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund                410,464           13,639,712     16.3%         +
--------------------------------------------------------------------------------------------------
Northeast Investors Trust                 894,333            9,363,662     11.2%         -
--------------------------------------------------------------------------------------------------
Paap America-- Abroad Fund                280,901            9,025,354     10.8%         +
--------------------------------------------------------------------------------------------------
INVESCO High Yield Fund                 1,203,374            7,749,731      9.2%         new
--------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund                 151,085            6,248,856      7.4%         new
--------------------------------------------------------------------------------------------------
The Oakmark Fund                           87,479            3,133,489      3.7%
--------------------------------------------------------------------------------------------------
Total Investments (Cost $69,963,946)                        83,802,416    100.0%
--------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                               (3,341)     0.0%
--------------------------------------------------------------------------------------------------
Net Assets                                                $ 83,799,075    100.0%
                                                          ============    ======

See accompanying notes to financial statements.
* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did appear in prior quarter.

--------------------------------------------------------------------------------
Conservative Allocation Portfolio
--------------------------------------------------------------------------------

Our Goal: To capture returns close to those of a typical portfolio cautiously balanced among stocks, bonds, and money market funds while keeping short-term volatility closer to that of an intermediate bond portfolio.

Our research continues to show that many previously unquestioned dogmas about cautious asset allocation no longer stand up under scrutiny. Commonly accepted choices such as REITs, large and small value stocks, international diversification, etc., have -- perversely -- created greater volatility and not the stability hoped for.

Accordingly, we have refocused our stock/ bond/cash allocations by simplifying our stock exposure. We believe that emphasizing large cap U.S. stock funds will produce a consistency of dynamic not possible in a more broad-based, eclectic mix. While simplifying our equity exposure entails a possibility of greater short-term volatility, we believe we can offset that by a concurrent increase in our bond and cash allocations.

Tactically, in the fourth quarter, we took advantage of the panic rally in Treasuries to sell our zero coupon bond funds and "buy low" into the temporarily depressed high-yield market. The results have been very satisfying. Our 12.25% return for the quarter was the best three-month period ever for the Conservative Allocation. Our stock funds have, in fact, moved so far, so fast that we anticipate reducing our positions slightly in the first part of 1999.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    42%
                      International Stocks ....     0%
                      Bonds ...................    49%
                      Cash ....................     9%

--------------------------------------------------------------------------------
PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                            Markman Conservative      Funds of Funds Association
                            Allocation Portfolio          Conservative Index
                            --------------------          ------------------
12 months ending 12/98              10.8%                         9.8%
3 years annualized                  12.8%                        11.7%
Annualized since inception*         14.4%                        13.7%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio -- December 31, 1998
----------------------------------------------------------------------------------------------------
Fund                                      Shares          Market Value      % of Total     Status**
                                                                                         (Unaudited)
----------------------------------------------------------------------------------------------------
Janus Twenty Fund                         139,173         $ 7,417,931       24.3%        -
----------------------------------------------------------------------------------------------------
Marsico Focus Fund*                       431,431           6,527,544       21.4%        new
----------------------------------------------------------------------------------------------------
Northeast Investors Trust                 460,450           4,820,909       15.8%        +
----------------------------------------------------------------------------------------------------
INVESCO High Yield Fund                   704,161           4,534,795       14.9%        +
----------------------------------------------------------------------------------------------------
PIMCO Total Return Fund-- Institutional   366,456           3,862,441       12.7%        new
----------------------------------------------------------------------------------------------------
PIMCO High Yield Fund-- Institutional     268,311           3,034,594       10.0%        new
----------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund         473,315             473,315        1.6%
----------------------------------------------------------------------------------------------------
Total Investments (Cost $27,591,540)                       30,671,529      100.7%
----------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                            (204,781)       (0.7)%
----------------------------------------------------------------------------------------------------
Net Assets                                                $ 30,466,748     100.0%
                                                          ============     ======

See accompanying notes to financial statements.
* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities  o  December 31, 1998

                                                            Markman           Markman           Markman
                                                       Conservative          Moderate        Aggressive
                                                         Allocation        Allocation        Allocation
                                                          Portfolio         Portfolio         Portfolio
--------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities:
   At acquisition cost ..........................      $ 27,591,540      $ 69,963,946       $ 66,152,202
                                                       ============      ============       ============
   At value (Note 1) ............................      $ 30,671,529      $ 83,802,416       $ 91,209,230
Cash ............................................                --            11,953                 --
Receivable for capital shares sold ..............            23,622            94,827            589,079
Dividends receivable ............................            73,370            60,213                835
                                                       ------------      ------------       ------------
   Total Assets .................................        30,768,521        83,969,409         91,799,144
                                                       ------------      ------------       ------------
--------------------------------------------------------------------------------------------------------
LIABILITIES

Payable for capital shares redeemed .............            35,262            57,506            104,162
Distributions payable to shareholders ...........           241,831            47,325             11,093
Payable to affiliates (Note 3) ..................            24,680            65,503             69,232
                                                       ------------      ------------       ------------
   Total Liabilities ............................           301,773           170,334            184,487
                                                       ------------      ------------       ------------
--------------------------------------------------------------------------------------------------------
NET ASSETS ......................................      $ 30,466,748      $ 83,799,075       $ 91,614,657
                                                       ============      ============       ============
Net assets consist of:
Paid-in capital .................................      $ 27,386,759      $ 70,038,040       $ 66,727,044
Distributions in excess of net realized
   gains ........................................                --           (77,435)          (169,415)
Net unrealized appreciation on
   investments ..................................         3,079,989        13,838,470         25,057,028
                                                       ------------      ------------       ------------
Net Assets ......................................      $ 30,466,748      $ 83,799,075       $ 91,614,657
                                                       ============      ============       ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 4) .......................         2,470,464         6,277,762          5,723,622
                                                       ============      ============       ============
Net asset value, redemption price and offering
   price per share (Note 1) .....................      $      12.33      $      13.35       $      16.01
                                                       ============      ============       ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Statements of Operations  o  For the Year Ended December 31, 1998

                                              Markman Conservative        Markman Moderate      Markman Aggressive
                                              Allocation Portfolio    Allocation Portfolio    Allocation Portfolio
INVESTMENT INCOME
   Dividend income .........................          $    887,302            $  1,477,067            $    277,983
                                                      ------------            ------------            ------------
EXPENSES
   Investment advisory fees ................               304,465                 771,113                 777,300
   Independent trustees' fees ..............                14,250                  14,250                  14,250
                                                      ------------            ------------            ------------
   Total expenses (note 3) .................               318,715                 785,363                 791,550
                                                      ------------            ------------            ------------
NET INVESTMENT INCOME (LOSS) ...............               568,587                 691,704                (513,567)
                                                      ------------            ------------            ------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
   security  transactions ..................             1,067,694               3,062,796                (231,303)
   Capital gain distributions from
    other investment companies .............               515,255               1,388,199               1,291,832
   Net change in unrealized appreciation/
   depreciation on investments .............             1,106,083               8,491,783              18,912,136
                                                      ------------            ------------            ------------
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS .......................             2,689,032              12,942,778              19,972,665
                                                      ------------            ------------            ------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS ............................          $  3,257,619            $ 13,634,482            $ 19,459,098
                                                      ============            ============            ============

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets  o  For the Years Ended December 31, 1998 and 1997

                                               Markman Conservative            Markman Moderate              Markman Aggressive
                                               Allocation Portfolio          Allocation Portfolio           Allocation Portfolio

                                            Year Ended     Year Ended     Year Ended     Year Ended      Year Ended     Year Ended
                                           Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1998  Dec. 31, 1997
FROM OPERATIONS:
Net investment income (loss) ............. $    568,587   $    923,212   $    691,704   $  1,645,556   $   (513,567)   $     45,400
Net realized gains (losses)
   from security transactions ............    1,067,694      1,417,864      3,062,796      6,181,757       (231,303)      7,715,287
Capital gain distributions
   from other investment
   companies .............................      515,255      1,498,259      1,388,199      3,734,672      1,291,832       2,595,928
Net change in unrealized
   appreciation/depreciation
   on investments ........................    1,106,083      1,268,051      8,491,783      3,184,691     18,912,136       3,812,227
                                           ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets
   from operations .......................    3,257,619      5,107,386     13,634,482     14,746,676     19,459,098      14,168,842
                                           ------------   ------------   ------------   ------------   ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
   income ................................     (657,761)      (835,373)      (691,704)    (1,645,585)       (21,208)        (24,224)
Distributions in excess of net
 investment income (Note 1) ..............      (45,764)      (416,485)      (260,772)    (1,325,397)            --      (1,125,463)
Distributions from net realized gains ....   (1,102,192)    (2,379,863)    (3,393,190)    (8,443,248)      (340,273)     (9,531,600)
                                           ------------   ------------   ------------   ------------   ------------    ------------
Decrease in net assets from
   Distributions to shareholders .........   (1,805,717)    (3,631,721)    (4,345,666)   (11,414,230)      (361,481)    (10,681,287)
                                           ------------   ------------   ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 4):
Proceeds from shares sold ................   11,129,490     12,294,435     12,188,071     18,522,359     16,927,645      19,230,794
Net asset value of shares issued in
   reinvestment of distributions
   to shareholders .......................    1,563,886      3,578,467      4,298,339     11,294,729        350,390      10,481,739
Payments for shares redeemed .............  (20,358,721)   (23,247,508)   (28,364,444)   (25,388,050)   (29,162,161)    (33,127,820)
                                           ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
   from  capital share transactions ......   (7,665,345)    (7,374,606)   (11,878,034)     4,429,038    (11,884,126)     (3,415,287)
                                           ------------   ------------   ------------   ------------   ------------    ------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS: ...........................   (6,213,443)    (5,898,941)    (2,589,218)     7,761,484      7,213,491          72,268


NET ASSETS:
Beginning of year ........................   36,680,191     42,579,132     86,388,293     78,626,809     84,401,166      84,328,898
                                           ------------   ------------   ------------   ------------   ------------    ------------
End of year .............................. $ 30,466,748   $ 36,680,191   $ 83,799,075   $ 86,388,293   $ 91,614,657    $ 84,401,166
                                           ============   ============   ============   ============   ============    ============
UNDISTRIBUTED NET
INVESTMENT INCOME ........................ $         --   $     89,174   $         --   $         --   $         --    $     21,208
                                           ============   ============   ============   ============   ============    ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        Year Ended       Year Ended      Year Ended      Period Ended
                                      December 31,     December 31,    December 31,      December 31,
                                              1998             1997            1996           1995(A)
-----------------------------------------------------------------------------------------------------
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
   of period ......................      $   11.82        $   11.49        $   10.97        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment
operations:
     Net investment income ........           0.25             0.33             0.28             0.19
     Net realized and unrealized
       gains on investments .......           1.03             1.31             1.19             1.61
                                         ---------        ---------        ---------        ---------
Total from investment
  operations ......................           1.28             1.64             1.47             1.80
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.28)           (0.30)           (0.28)           (0.19)
     Distributions in excess
       of net investment income ...          (0.02)           (0.15)           (0.18)           (0.04)
     Distributions from net
       realized gains .............          (0.47)           (0.86)           (0.49)           (0.60)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.77)           (1.31)           (0.95)           (0.83)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   12.33        $   11.82        $   11.49        $   10.97
                                         =========        =========        =========        =========

Total return ......................         10.83%           14.27%           13.41%           18.00%
                                         =========        =========        =========        =========
Net assets at end of
  period (000's) ..................      $  30,467        $  36,680        $  42,579        $   9,852
                                         =========        =========        =========        =========
Ratio of expenses to average
  net assets ......................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
  to average net assets ...........          1.70%            2.38%            3.21%            3.02%(B)
Portfolio turnover rate ...........           165%              48%             104%             176%

-----------------------------------------------------------------------------------------------------
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
     of period ....................      $   11.90        $   11.49        $   11.31        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations:
     Net investment income ........           0.12             0.26             0.18             0.06
     Net realized and unrealized
       gains on investments .......           2.06             1.96             1.08             2.39
                                         ---------        ---------        ---------        ---------
Total from investment
     operations ...................           2.18             2.22             1.26             2.45
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.12)           (0.26)           (0.18)           (0.06)
     Distributions in excess
       of net investment income ...          (0.04)           (0.21)           (0.14)           (0.24)
     Distributions from net
       realized gains .............          (0.57)           (1.34)           (0.76)           (0.84)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.73)           (1.81)           (1.08)           (1.14)
                                         ---------        ---------        ---------        ---------

Net asset value at end
     of period ....................      $   13.35        $   11.90        $   11.49        $   11.31
                                         =========        =========        =========        =========

Total return ......................         18.32%           19.38%           11.11%           24.50%
                                         =========        =========        =========        =========

Net assets at end of
     period (000's) ...............      $  83,799        $  86,388        $  78,627        $  38,988
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     to average net assets ........          0.84%            1.96%            1.34%            0.77%(B)
Portfolio turnover rate ...........           117%              82%             280%             141%

-----------------------------------------------------------------------------------------------------
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
     of period ....................      $   12.74        $   12.26        $   11.79        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations
     Net investment income (loss) .          (0.09)            0.01             0.05             0.01
     Net realized and unrealized
       gains on investments .......           3.42             2.32             1.34             3.11
                                         ---------        ---------        ---------        ---------
Total from investment operations ..           3.33             2.33             1.39             3.12
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net investment
       income .....................          (0.00)           (0.01)           (0.05)           (0.01)
     Distributions in excess of
       net investment income ......          (0.00)           (0.19)           (0.11)           (0.23)
     Distributions from net
       realized gains .............          (0.06)           (1.65)           (0.76)           (1.09)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.06)           (1.85)           (0.92)           (1.33)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   16.01        $   12.74        $   12.26        $   11.79
                                         =========        =========        =========        =========

Total return ......................         26.17%           18.96%           11.72%           31.21%
                                         =========        =========        =========        =========

Net assets at end of period (000's)       $ 91,615        $  84,401        $  84,329        $  42,325
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     (loss) to average net assets .         (0.62%)           0.05%            0.34%            0.15%(B)
Portfolio turnover rate ...........           101%             141%             340%             204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares of the Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for Federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform to generally accepted accounting principles.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1998:

--------------------------------------------------------------------------------
                                      Markman          Markman          Markman
                                 Conservative         Moderate       Aggressive
                                   Allocation       Allocation       Allocation
                                    Portfolio        Portfolio        Portfolio

Gross unrealized appreciation    $  3,316,868     $ 14,099,548     $ 24,889,142

Gross unrealized depreciation        (236,879)        (338,517)          (1,530)
                                 ------------     ------------     ------------

Net unrealized appreciation      $  3,079,989     $ 13,761,031     $ 24,887,612
                                 ============     ============     ============

Federal income tax cost of
  portfolio investments          $ 27,591,540     $ 70,041,385     $ 66,321,618
                                 ============     ============     ============

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under GAAP and income tax regulations.

--------------------------------------------------------------------------------

2.   Investment Transactions

During the year ended December 31, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $54,074,703 and $61,869,045, respectively, for the Markman Conservative Allocation Portfolio, $95,944,327 and $108,110,112, respectively, for the Markman Moderate Allocation Portfolio, and $83,025,374 and $93,822,592, respectively, for the Markman Aggressive Allocation Portfolio.

3.   Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement.

Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees.

In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including but not limited to, postage and supplies.

4.   Bank Loans

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. For the year ended December 31, 1998, the Trust had no borrowings on this line of credit. No compensating balances are required.

5.   Fund Share Transactions

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 1998 and 1997.

------------------------------------------------------------------------------------------------------------------------
                                   MARKMAN CONSERVATIVE           MARKMAN  MODERATE             MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO

                                 Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
                                ----------------------------------------------------------------------------------------

Shares sold                         934,987      1,007,092        970,847      1,475,542      1,234,363      1,394,595

Shares issued in reinvestment
   of distributions to
   shareholders                     126,836        302,747        321,973        949,137         21,885        822,743

Shares redeemed                  (1,695,443)    (1,912,551)    (2,273,277)    (2,009,044)    (2,158,375)    (2,470,930)
                                 ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in
  shares outstanding               (633,620)      (602,712)      (980,457)       415,635       (902,127)      (253,592)

Shares outstanding,
   beginning of year              3,104,084      3,706,796      7,258,219      6,842,584      6,625,749      6,879,341
                                 ----------     ----------     ----------     ----------     ----------     ----------

Shares outstanding,
   end of year                    2,470,464      3,104,084      6,277,762      7,258,219      5,723,622      6,625,749
                                 ==========     ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Markman MultiFund Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust (comprising, respectively, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio), as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Markman MultiFund Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods Indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
January 13, 1999

--------------------------------------------------------------------------------
Stay Informed
--------------------------------------------------------------------------------
1-800-975-5463
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market
overview and MultiFund activity report.

www.markman.com/funds.htm
ONLINE
Check for net asset values and more.

1-800-536-8679
PRICELINE
For up-to-the-minute net asset values
and account values.

1-800-707-2771
HELPLINE
For a prospectus, an application form,
for assistance in completing an application, or for general administrative questions.

--------------------------------------------------------------------------------
New, Improved Web Site

If you haven't checked out the MultiFunds web site (www.markman.com/funds.htm), you may want to take a look. We have expanded performance information, portfolio allocations updated biweekly, on-line access to the Prospectus, and more with a lot more coming. Plus, we're interested in your comments and suggestions.

These forms are available:
o  Account Application
o  IRA Application
o  Roth IRA Application
o  IRA Transfer Request
o  Dollar Cost Averaging Application
o  Systematic Withdrawal Plan Request
o  Automatic Investment Request
o  Company Retirement Account Application
o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]
o  403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase The Markman MultiFunds through: Charles Schwab &
Company (1-800-266-5623), Jack White and Company (1-800-323-3263), Fidelity Investments (1-800-544-7558), and Waterhouse Securities (1-800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For additional forms or answers to any questions just contact The Markman MultiFunds (between the hours of 8:30 AM and 5:30 PM EST)
Toll-free: 1-800-707-2771
--------------------------------------------------------------------------------

                     Markman                     Investment Adviser                      Shareholder Services
----------------     MULTIFUNDS                  Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
     NO-LOAD         ----------                  6600 France Ave. So.                    312 Walnut Street, 21st Floor
100% MUTUAL FUND     For investors too smart     Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
     COUNCIL         to do it themselves         Telephone:  612-920-4848                Telephone: 513-629-2070
----------------                                 Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

Markman
MULTIFUNDS
----------                        FIRST CLASS
For investors too smart
to do it themselves


6600 France Avenue South
Minneapolis, Minnesota  55435